EXHIBIT 4(k)
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              AMENDED AND RESTATED INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of May, 2003 (the Effective Date), and amended and restated as of the 1st day of October, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and NORTHERN TRUST INVESTMENTS, N.A., a national association organized under the laws of the United States and having its principal place of business in Chicago, Illinois ("NTI").

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain NTI to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, NTI is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF NTI. IMCO hereby appoints NTI to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. NTI will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and NTI. NTI accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF NTI.

     (a) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), NTI, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. NTI shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should NTI anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

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     For each Fund set forth on Schedule A to this Agreement,  NTI shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, NTI shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent NTI wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, NTI must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, NTI shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, NTI will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h), as from time to time in effect, and (vi) the written instructions of IMCO. NTI shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing NTI with the Company's Articles of Incorporation, as amended and supplemented, the Company's Bylaws and amendments thereto and current copies of the materials specified in Subsections
(a)(iii) and (iv) of this Section 2. IMCO shall provide NTI with prior written notice of any material change to the Company's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect NTI's management of a Fund Account.

     (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, NTI will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, NTI shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best terms available, NTI, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), NTI shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its

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having caused a Fund Account to pay a broker-dealer  that provides brokerage and research  services  to NTI an amount of  commission  for  effecting  a portfolio
investment   transaction   in  excess  of  the  amount  of  commission   another
broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if NTI determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or NTI's overall responsibilities with respect to the Fund and to other clients of NTI as to which NTI exercises investment discretion. The Board or IMCO may direct NTI to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when NTI deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of NTI, NTI, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NTI in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     NTI may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, NTI may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Subject to applicable legal and regulatory requirements, including the terms of any applicable exemptive relief granted by the Securities and Exchange Commission, NTI may, unless instructed otherwise by the Board or IMCO, (i) invest cash balances in shares of money market funds advised by NTI and (ii) purchase securities issued by an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of NTI if such securities are included in the index that a Fund's performance seeks to match.

     NTI will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. NTI shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon NTI giving proper instructions to the custodian, NTI shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, NTI agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. NTI shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, NTI agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of NTI, except as permitted under the 1940 Act. IMCO agrees that it will provide NTI

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with a list of brokers and dealers that are affiliated  persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or NTI that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (c) EXPENSES. NTI, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of NTI's duties under this Agreement. In addition, NTI shall reimburse the S&P 500 Index Fund for all license fees paid by the S&P 500 Index Fund to Standard & Poor's in amounts not exceeding the annual rate of 0.001% of the average daily net assets of such Fund. However, NTI shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (d) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available will be valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by NTI for which market quotes are not readily available, NTI, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide such assistance to IMCO in determining the fair value of such securities as IMCO may reasonably request, including providing market price information relating to these assets of the Fund. NTI shall also provide reasonable assistance to IMCO in monitoring for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO promptly in the event NTI determines that a significant event has occurred.

     (e) REPORTS AND AVAILABILITY OF PERSONNEL. NTI, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of NTI set forth herein. NTI, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to NTI's duties hereunder.

     (f) COMPLIANCE MATTERS. NTI, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. NTI also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (g) BOOKS AND RECORDS. NTI will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, NTI agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will  preserve for the periods  prescribed by Rule

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31a-2  under  the 1940  Act the  records  it  maintains  for any  Fund  Account.
Notwithstanding subsection (ii) above, NTI may maintain copies of such records to comply with its recordkeeping obligations.

     (h) PROXIES. NTI will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with NTI's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to NTI as compensation for NTI's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If NTI shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (a) NTI. NTI represents and warrants to IMCO that (i) the retention of NTI by IMCO as contemplated by this Agreement is authorized by NTI's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which NTI or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of NTI and when executed and delivered by NTI will be a legal, valid and binding obligation of NTI, enforceable against NTI in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) NTI is registered as an investment adviser under the Advisers Act; (v) NTI has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that NTI and certain of its employees, officers, partners, and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners, and directors to furnish to IMCO all reports and information required to be provided under Rule 17j-1(c)(2) with respect to persons who are "Access Persons" (as defined in Rule 17j-1(a)(1)) with respect to a Fund Account; (vi) NTI is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) NTI will promptly notify IMCO of the occurrence of any event that would disqualify NTI from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) NTI has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) NTI will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of NTI, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of NTI, in each case prior to or promptly after, such change; and (x) NTI has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

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     (b) IMCO. IMCO represents and warrants to NTI that (i) the retention of NTI by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify NTI of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

     (a) NTI. NTI shall indemnify and hold harmless the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))(collectively, IMCO Indemnitees) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (collectively, Losses) to which the IMCO Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of NTI in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to NTI which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company by NTI Indemnitees (as defined below) for use therein.

     (b) IMCO. IMCO shall indemnify and hold harmless NTI, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act)(collectively, NTI Indemnitees) for any and all Losses to which the NTI Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by NTI Indemnitees to IMCO or the Company.

(c) Notwithstanding anything contained herein to the contrary, the NTI Indemnitees shall not be liable to any IMCO Indemnitees for any Losses resulting from NTI's acts or omissions as subadviser to a Fund Account except to the extent such Losses result from a breach of contract or the negligence, willful misconduct, bad faith or reckless disregard by the NTI Indemnitees.

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6.   DURATION  AND TERMINATION  OF THIS AGREEMENT.  This Agreement  shall become effective with respect to a Fund upon its initial execution with respect to a Fund; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or NTI (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' nor less than 10 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and NTI.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after May 1, 2003, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, NTI may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to NTI. NTI may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by giving not less than 60 days' written notice to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on NTI by IMCO shall be without prejudice to the obligation of NTI to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to NTI under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of NTI to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and NTI shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by NTI to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of NTI to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to NTI, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (a) ACCESS TO INFORMATION. NTI shall, upon reasonable notice, afford IMCO at all reasonable times access to NTI's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate NTI to provide IMCO with access to the books and records of NTI relating to any other accounts other than the Funds or where such access is prohibited by law.

     (b) CONFIDENTIALITY. NTI, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where NTI may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (c) PRIVACY POLICY. NTI acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (d) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to NTI at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, share-holders of the Company or the public, which refer to NTI or its clients in any way, prior to use thereof and not to use such material if NTI reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from NTI with respect to 1) sales literature in which NTI is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by

IMCO and NTI. Sales literature may be furnished to NTI hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

     (e) NOTIFICATIONS. NTI agrees that it will promptly notify IMCO in the event that NTI or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (f) INSURANCE. NTI agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of NTI's business activities.

     (g) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders, send an information statement to shareholders, or send a prospectus supplement to shareholders solely due to actions involving NTI, including, without limitation, a change of control of NTI, NTI shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement and attributable to such change in control.

11.      MISCELLANEOUS.

     (a) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, AO3W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-6561
                           Attention: Securities Counsel

NTI:                       Northern Trust Investments, N.A.
                           50 South LaSalle Street
                           Chicago, Illinois 60675
                           Facsimile No.: (312) 557-1478
                           Attention: James A. Aitcheson, Vice President

     (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (d) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and NTI have caused this Agreement to be executed as of the date first set forth above.


Attest:                                     USAA INVESTMENT MANAGEMENT
                                            COMPANY


By:  /s/ Mark S. Howard                    By:   /s/ Christopher W. Claus
    ---------------------------                  ---------------------------
Name:    Mark S. Howard                     Name:    Christopher W. Claus
Title:   Secretary                          Title:   President



                                            By:    /s/ David H. Garrison
                                                  ----------------------------
                                            Name:    David H. Garrison
                                            Title:   Authorized Signatory


Attest:                                     NORTHERN TRUST INVESTMENTS, N.A.


By: /s/ Michael G. Phillips                 By:   /s/ James A. Aitcheson
     --------------------------                  -----------------------------
Name: Michael G. Phillips                   Name: James A. Aitcheson
Title: Attorney                            Title: Vice President

                                   SCHEDULE A

S&P 500 Index Fund

Nasdaq-100 Index Fund

                                   SCHEDULE B



                                      FEES


                                     Rate per annum of the average daily net
Fund Account                             assets of the Fund Account

S&P 500 Index Fund                   0.02% on the first $1.5 billion of assets
                                     0.01% on assets over $1.5 billion and up to $3 billion
                                     0.005% on assets over $3 billion

Nasdaq-100 Index Fund*               0.06% on the first $100 million of assets
                                     0.04% on assets over $100 million and up to $250 million
                                     0.03% on assets over $250 million


* The annual fee paid to NTI for managing the Nasdaq-100 Index Fund shall be the greater of $50,000 (the Minimum Annual Fee) or the fee computed at the rates listed above (the Asset-Based Fee). If on the last day of an annual period (September 30 of each year), the Asset-Based Fee is less than the Minimum Annual Fee, IMCO shall pay, within 15 days after the end of such annual period, NTI the difference between the Minimum Annual Fee and the Asset-Based Fee. For the annual period ended September 30, 2004, NTI agrees to waive the Minimum Annual Fee.

                                  EXHIBIT 4(l)

                                        USAA Contract Control Number: 0000130510


                         INVESTMENT ACCOUNTING AGREEMENT



          THIS AGREEMENT made and effective as of May 1, 2003, by and between USAA Mutual Fund, Inc. (the "Company"), a Maryland corporation on behalf of USAA S&P 500 Index Fund (the "Fund"), a series of the Company, and The Northern Trust Company ("Northern Trust").

          WHEREAS, the Company is registered as an "investment company" under the Investment Company Act of 1940 (the "1940 Act") and the Fund is a duly authorized series of the Company; and

          WHEREAS, NORTHERN TRUST performs certain investment accounting and compliance services in connection with maintaining certain accounting records of one or more investment companies; and

          WHEREAS, NORTHERN TRUST may perform certain investment accounting and compliance services on a computerized accounting system (the "Portfolio Accounting System"); and

          WHEREAS, the Company desires to appoint NORTHERN TRUST as investment accounting agent for the Fund, and NORTHERN TRUST is willing to accept such appointment;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:

1. APPOINTMENT OF INVESTMENT ACCOUNTING AGENT. The Company hereby constitutes and appoints NORTHERN TRUST as investment accounting agent for the Fund to perform accounting and limited compliance functions related to portfolio transactions required of the Fund under Rule 31a-1 of the 1940 Act and to calculate the net asset value of the Fund. Notwithstanding Section 11.I, NORTHERN TRUST may assign all or a portion of its duties and responsibilities hereunder to one or more of NORTHERN TRUST's affiliates upon advance written notice of such assignment to the Company. Nevertheless, any assignment by NORTHERN TRUST to a person or entity which is not an affiliate of NORTHERN TRUST of all or a portion of NORTHERN TRUST's duties and responsibilities hereunder shall comply with Section 11.I.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and acknowledges to NORTHERN TRUST:

          A. That it is a corporation duly organized and existing and in good standing under the laws of Maryland, and that it is registered under the 1940 Act; and

          B. That it has the requisite power and authority under applicable law, its charter or articles of incorporation and its bylaws to enter into this Agreement; that it has taken all requisite action necessary to appoint NORTHERN TRUST as investment accounting agent for the Fund; that this Agreement has been duly executed and delivered by the Company on behalf of the Fund; and that this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

3. REPRESENTATIONS AND WARRANTIES OF NORTHERN TRUST. NORTHERN TRUST hereby represents, warrants and acknowledges to the Company:

          A. That it is a corporation duly organized and existing and in good standing under the laws of the State of Illinois;

          B. That it has the requisite power and authority under applicable law, its charter or articles of incorporation and its bylaws to enter into and perform this Agreement; that this Agreement has been duly executed and delivered by NORTHERN TRUST; and that this Agreement constitutes a legal, valid and binding obligation of NORTHERN TRUST, enforceable in accordance with its terms; and

          C. That the accounts maintained and preserved by NORTHERN TRUST shall be the property of the Company and/or the Fund and that it will not use any information made available to it under the terms hereof for any purpose other than complying with its duties and responsibilities hereunder or as specifically authorized in writing by the Company for itself and on behalf of the Fund.

4.        DUTIES AND RESPONSIBILITIES OF THE COMPANY.

          A. The Company shall turn over to NORTHERN TRUST all of the Fund's accounts previously maintained, if any.

          B. The Company shall provide to NORTHERN TRUST the information necessary to perform NORTHERN TRUST's duties and responsibilities hereunder in writing or its electronic or digital equivalent prior to the close of the New York Stock Exchange on each day on which NORTHERN TRUST prices the Funds' securities and foreign currency holdings.

          C. The Company shall furnish NORTHERN TRUST with the declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning the securities in the portfolio when such information is not readily available from generally accepted securities industry services or publications.

          D. The Company shall pay to NORTHERN TRUST such compensation at such time as may from time to time be agreed upon in writing by NORTHERN TRUST and the Company. The initial compensation schedule is attached as Exhibit A.

          E. The Company shall provide to NORTHERN TRUST, as conclusive proof of any fact or matter required to be ascertained from the Company as reasonably determined by NORTHERN TRUST, a certificate signed by the Company's president or other officer of the Company, or other authorized individual, as reasonably requested by NORTHERN TRUST. The Company shall also provide to NORTHERN TRUST instructions with respect to any matter concerning this Agreement requested by NORTHERN TRUST. NORTHERN TRUST may rely upon any instruction or information furnished by any person reasonably believed by it to be an officer or agent of the Company, and shall not be held to have notice of any change of authority of any such person until receipt of written notice thereof from the Company.

          F. The Company shall preserve the confidentiality of the Portfolio Accounting System and the tapes, books, reference manuals, instructions, records, programs, documentation and information of, and other materials relevant to, the Portfolio Accounting System and the business of NORTHERN TRUST ("Confidential Information"). The Company shall not voluntarily disclose such Confidential Information to any other person other than its own employees or agents who reasonably have a need to know such information pursuant to this Agreement. The Company shall return all such Confidential Information to NORTHERN TRUST upon termination or expiration of this Agreement. The Company acknowledges that NORTHERN TRUST may contract with third parties for its Portfolio Accounting System and may change Portfolio Accounting Systems at any time if such change will not materially affect the services provided under this Agreement. The Company further acknowledges that the confidentiality provisions of this Agreement as they relate to the Portfolio Accounting System are intended to provide protection to NORTHERN TRUST, third party system providers and any of their respective agents.

          G. If NORTHERN TRUST shall provide the Company direct access to the computerized accounting and reporting system used hereunder or if NORTHERN TRUST and the Company shall agree to utilize any electronic system of communication, the Company shall be fully responsible for any and all consequences of the use or misuse of the terminal device, passwords, access instructions and other means of access to such system(s) which are utilized by, assigned to or otherwise made available to the Company. The Company agrees to implement and enforce appropriate security policies and procedures to prevent unauthorized or improper access to or use of such system(s). NORTHERN TRUST shall be fully protected in acting hereunder upon any instructions, communications, data or other information received by NORTHERN TRUST by such means as fully and to the same extent as if delivered to NORTHERN TRUST by written instrument signed by the requisite authorized representative(s) of the Company.

5.        DUTIES AND RESPONSIBILITIES OF NORTHERN TRUST.

          A. NORTHERN TRUST shall calculate the Fund's net asset value, in accordance with the Fund's prospectus. NORTHERN TRUST will price the securities of the Fund for which market quotations are available by the use of outside services designated by the Company which are normally used and contracted with for this purpose; all other securities will be priced in accordance with the Company's instructions.

          B. NORTHERN TRUST shall prepare and maintain, with the direction and as interpreted by the Company or the Fund's accountants and/or other advisors, in complete, accurate, and current form, all accounts and records needed to be maintained as a basis for calculation of the Fund's net asset value, and as further agreed upon by the parties in writing, and shall preserve such records in the manner and for the periods required by law or for such longer period as the parties may agree upon in writing.

          C. NORTHERN TRUST shall make available to the Company for inspection or reproduction within a reasonable time, upon demand, all accounts and records of the Fund maintained and preserved by NORTHERN TRUST. In addition, NORTHERN TRUST shall periodically provide certain records to various parties, all as specifically set forth in Exhibit B.

          D. NORTHERN TRUST shall be entitled to rely conclusively on the completeness and correctness of any and all accounts and records turned over to it by the Company.

          E. NORTHERN TRUST shall assist the Fund's independent accountants, or upon approval of the Company or upon demand, any regulatory body, in any requested review of the Fund's accounts and records maintained by NORTHERN TRUST but shall be reimbursed by the Company for all expenses and employee time invested in any such review outside of routine and normal periodic reviews. Inspections conducted by the Securities and Exchange Commission shall be considered routine.

          F. Upon receipt from the Company of any necessary information or instructions, NORTHERN TRUST shall provide information from the books and records it maintains for the Company with respect to the Fund that the Company needs for Fund tax returns, questionnaires, or periodic reports to shareholders and such other reports and information requests as the Company and NORTHERN TRUST shall agree upon from time to time.

          G. NORTHERN TRUST shall not have any responsibility hereunder to the Company, the Fund, the Fund's shareowners or any other person or entity for moneys or securities of the Fund, whether held by the Fund or custodians of the Fund.

          H. NORTHERN TRUST agrees that it shall hold in strict confidence all data and information obtained from the Fund or any related party (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the Fund, except if disclosure is required by the Securities and Exchange Commission or other regulator body or the Fund's auditors or in the opinion of counsel such disclosure is required by law, and then only with as much prior written notice to the Fund as is practical under the circumstances.

6.        INDEMNIFICATION.

          A. The Company shall indemnify and hold NORTHERN TRUST harmless from and against any and all costs, expenses, losses, damages, charges, reasonable counsel fees, payments and liabilities which may be asserted against or incurred by NORTHERN TRUST, or for which it may be liable, arising out of or attributable to:

          1. NORTHERN TRUST's action or omission to act pursuant hereto except for any loss or damage arising from any negligent act or willful misconduct of NORTHERN TRUST.

          2. NORTHERN TRUST's payment of money as requested by the Company, or the taking of any action which might make NORTHERN TRUST liable for payment of money; provided, however, that NORTHERN TRUST shall not be obligated to expend its own moneys or to take any such action except in NORTHERN TRUST's sole discretion.

          3. NORTHERN TRUST's action or omission to act hereunder upon any instructions, advice, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed and/or authorized.

          4. NORTHERN TRUST's action or omission to act in good faith reliance on the opinion of outside counsel acceptable to both the Company and NORTHERN TRUST.

          5. NORTHERN TRUST's action or omission to act in good faith reliance on statements of counsel to the Company, the Company's or the Fund's independent accountants, and the Company's officers or other authorized individuals provided by Company resolution.

          6. The legality of the issue, sale or purchase of any shares of the Fund, the sufficiency of the purchase or sale price, or the declaration of any dividend by the Fund, whether paid in cash or stock.

          7. Any error, omission, inaccuracy or other deficiency in the Fund's accounts and records or other information provided by the Company or on behalf of the Company to NORTHERN TRUST, of the failure of the Company to provide, or provide in a timely manner, the information needed by NORTHERN TRUST to perform its functions as specified in Section 4.C. hereunder.

          8. The Company's refusal or failure to comply with the terms of this Agreement, the Company's negligence or willful misconduct in connection with the performance of its duties hereunder, or the failure of any representation of the Company hereunder to be and remain true and correct in all respects at all times.

          9. The use or misuse, whether authorized or unauthorized, of the Portfolio Accounting System or other computerized recordkeeping and reporting system to which NORTHERN TRUST provides the Company direct access hereunder or of any other electronic system of communication used hereunder by the Company or by any person who acquires access to such system(s) through a terminal device, passwords, access instruction or other means of access to such system(s) which are utilized by, assigned to or otherwise made available to the Company, except to the extent attributable to any negligence or willful misconduct by NORTHERN TRUST.

          B. NORTHERN TRUST shall indemnify and hold the Company harmless from and against any and all costs, expenses, losses, damages, charges, reasonable counsel fees, payments and liabilities which may be asserted against or incurred by the Company, or for which it may be liable, arising out of or attributable to:

          1. NORTHERN TRUST's refusal or failure to comply with the terms of this Agreement or the failure of any representation or warranty of NORTHERN TRUST hereunder to be and remain true and correct in all respects at all times.

          2. Any negligent or willful misconduct of NORTHERN TRUST, including direct losses occasioned by the negligent error of NORTHERN TRUST in calculating the Fund's net asset value; provided, however, that NORTHERN TRUST may take reasonable steps at its own expense to mitigate any monetary damages occurring as a result of NORTHERN TRUST's actions.

          3. The failure of NORTHERN TRUST to materially comply with applicable law in connection with the performance of its duties hereunder.

     In  no  event   shall   NORTHERN   TRUST  or  the  Company  be  liable  for
consequential, special or punitive damages.

7. FORCE MAJEURE. NORTHERN TRUST shall not be responsible or liable for its failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation: any interruption, loss or malfunction of any utility, transportation, computer (hardware or software) or communication service; inability to obtain labor, material, equipment or transportation, or a delay in mails; government or exchange action, statute, ordinance, rulings, regulations or direction; war, strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, labor disputes, freezes, floods, fires, tornadoes, acts of God or public enemy, revolutions, or insurrection.

8. PROCEDURES. NORTHERN TRUST and the Company may from time to time adopt procedures as they agree upon, and NORTHERN TRUST may conclusively assume that any procedure approved in writing or directed by the Company or its accountants or other advisors does not conflict with or violate any requirements of the Fund's prospectus or the Company's, charter or articles of incorporation, bylaws, any applicable law, rule or regulation, or any order, decree or agreement by which the Company may be bound.

9. TERM AND TERMINATION. The initial term of this Agreement shall be a period of one year commencing on the effective date hereof. This Agreement shall continue thereafter until terminated by either party by notice in writing received by the other party not less than sixty
          (60) days prior to the date upon which such termination shall take effect. Upon termination of this Agreement:

          A. The Company shall pay to NORTHERN TRUST its fees and compensation due hereunder.

          B. The Company shall designate a successor (which may be the Company) by notice in writing to NORTHERN TRUST on or before the termination date.

          C. NORTHERN TRUST shall deliver to the successor, or if none has been designated, to the Company, in a format designated by the Company or the successor, all records, funds and other properties of the Company or the Fund deposited with or held by NORTHERN TRUST hereunder. In the event that neither a successor nor the Company takes delivery of all records, funds and other properties of the Company or the Fund by the termination date, NORTHERN TRUST's sole obligation with respect thereto from the termination date until delivery to a successor or the Company shall be to exercise reasonable care to hold the same in custody in its form and condition as of the termination date, and NORTHERN TRUST shall be entitled to reasonable compensation therefor, including but not limited to all of its out-of-pocket costs and expenses incurred in connection therewith.

10. NOTICES. Notices, requests, instructions and other writings addressed to the Company at USAA Mutual Fund, Inc., 9800 Fredericksburg Road, AO3W, San Antonio, Texas 78288, Attention: Roberto Galindo, or at such address as that the Company may have designated to NORTHERN TRUST in writing, shall be deemed to have been properly given to the Company hereunder; and notices, requests, instructions and other writings addressed to NORTHERN TRUST at its offices at 50 South LaSalle Street, Chicago, Illinois 60675; Attention: Scott Denning, or to such other address as it may have designated to the Fund in writing, shall be deemed to have been properly given to NORTHERN TRUST hereunder.


11.       MISCELLANEOUS.

          A. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of New York, without reference to the choice of laws principles thereof.

          B. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

          C. The representations, warranties, and indemnifications extended hereunder, and the provisions of Section 4.G. are intended to and shall continue after and survive the expiration, termination or cancellation of this Agreement.

          D. No provisions of the Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

          E. The failure of either party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

          F. The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          G. This   Agreement   may  be  executed   in  two  or  more   separate
             counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          H. If any provision of this Agreement shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby, and every provision of this Agreement shall remain in full force and effect and shall remain enforceable to the fullest extent permitted by applicable law.

          I. This Agreement may not be assigned by either party hereto without the prior written consent of the other.

          J. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between the Company and NORTHERN TRUST.

          K. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party.

          L. Notice is hereby given that a copy of the Company's articles of incorporation and all amendments thereto is on file with the Secretary of State of the state of its organization; that this Agreement has been executed on behalf of the Company by the undersigned duly authorized representative of the

             Company in his/her capacity as such and not individually. The Company is authorized to issue shares of capital stock in separate series, with each such series representing interests in a separate portfolio of securities and other assets. Under no circumstances shall the rights, obligations or liabilities under this Agreement with respect to the Fund constitute a right, obligation or liability with respect to any other series of the Company, and NORTHERN TRUST shall look solely to the assets of the Fund with respect to any such liability.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective and duly authorized officers, to be effective as of the day and year first above written.

                                The Northern Trust Company

                                By:/s/ Scott Denning
                                Name: Scott Denning
                                Title: Vice President


                                USAA Mutual Fund, Inc., on behalf of its series USAA S&P 500 Index Fund

                                By: /s/ Christopher W. Claus
                                Name: Christopher W. Claus
                                Title: President

                                    EXHIBIT A

There will not be any separate payment of any Investment Accounting fee under this Agreement. All fees in connection with the management of the Fund and the Accounting and compliance services provided to the Fund will be paid under and in conjunction with the investment sub-advisory agreement between the Company and Northern Trust Investments Inc. ("NTI"), an affiliate of NORTHERN TRUST. NORTHERN TRUST shall look solely to NTI for payment for services provided under this Agreement.






USAA Mutual Fund, Inc. , on behalf of         The Northern Trust Company
its series USAA S&P 500 Index Fund
By:  /s/ Christopher W. Claus                 By:  /s/ Scott Denning
Name:    Christopher W. Claus                 Name: Scott Denning
Title:   President                            Title: Vice President



Exhibit A is hereby Agreed to By
Northern Trust Investments, Inc.
By: /s/ James A. Aitcheson
Name: James A. Aitcheson
Title: Vice President

                                    EXHIBIT B

On a daily basis, NORTHERN TRUST shall provide the following accounting functions with respect to the Fund:

A. Journalize the Fund's investment, capital share and income and expense activities;

B. Verify investment buy/sell trade tickets when received from the Fund's investment adviser.

C. Maintain ledgers for investment securities;

D. Maintain historical tax lots in accordance with the specific identification method for each security;

E. Reconcile cash and investment balances with the custodian, and provide the Fund's investment sub-adviser with the beginning cash balance available for investment purposes;

F. Update the cash availability throughout the day as required by the Fund's investment sub-adviser;

G. Calculate various contractual expenses (e.g., adviser and custody fees);

H. Determine the Fund's net investment income;

I. Obtain security market prices from independent pricing services approved by the Fund's Board or if such prices are unavailable, then follow fair value procedures approved by the Fund's Board in order to calculate the market value of the Fund's investments;

J. Transmit or mail a copy of the portfolio valuations to the Fund's investment adviser/sub-adviser when requested;

K. Compute the net assets and net asset value of the Fund and transmit via email (fax for backup purposes) to the Fund's transfer agent and the Fund's investment adviser no later than 5:30 p.m. CST same day unless circumstances prevent such. If the Fund's net assets and net asset value cannot be computed or transmitted to the Fund's transfer agent and the Fund's investment adviser by 5:30 p.m. CST same day, NORTHERN TRUST will telephone the Fund's transfer agent pricing pager and the Fund's investment adviser (or other person designated by the Fund from time to time); and NORTHERN TRUST will electronically deliver to the Fund's transfer agent a daily pricing file (via FTP) by 5:30 p.m. CST. If the pricing file cannot be transmitted to the Fund's transfer agent by 5:30 p.m. CST same day, NORTHERN TRUST will call the Fund's transfer agent pricing pager ; and

L. Post to and prepare the Fund's general ledger and transmit electronically or via fax to the Fund's transfer agent and the Fund's investment adviser no later than 8:00 a.m. CST next day unless circumstances so prevent. If the Fund's general ledger cannot be transmitted to the Fund's transfer agent and the Fund's investment adviser by 8:00 a.m. CST next day, NORTHERN TRUST will contact the Fund's transfer agent pricing pager and the Fund's investment adviser (or other person designated by the Fund from time to time).

In addition NORTHERN TRUST will:

A. Supply readily available Fund statistical data to the Company as reasonably requested on an ongoing basis;

B. Provide information necessary for the Fund to prepare federal and state tax returns, annual and semi-annual reports, Form N-SARs and proxy statements;

C. Provide all Fund records supporting and necessary for the Fund to monitor the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") from time to time;

D. Provide information necessary for the Fund to determine the amount of dividends and other distributions payable to shareholders as necessary to, among other things, maintain the qualification as a regulated investment company of the Fund under the Code;

E. Provide all Fund records supporting and necessary for the Fund to prepare annual and semi-annual trial balances for financial statement preparation that includes all adjustments for last day trades, last day cap stock, and any other adjusting journal entries set forth by the Fund or the Fund's auditors;

F. Provide all Fund records supporting and necessary for the Fund to prepare annual and semi-annual portfolio of investments schedules for financial statement preparation with all relevant footnotes (non-income producing, restricted securities, etc.) as well as a schedule of the futures;

G. Provide the following information for the periods as required by the Fund's investment adviser: wash sale reports; dividends eligible for the corporate received deduction; income earned from U.S. government and agency securities; reports identifying the gain or loss on individual security transactions; and reports to calculate the shareholder state tax information for our South Carolina and Massachusetts shareholders;

H. Provide all Fund records supporting and necessary for the Fund to prepare the Fund's Statement of Net Assets and Liabilities, the Statement of Operations and the Statement of Changes in Net Assets; and

I. Provide SAS 70 upon request.

PAGE>
                                  EXHIBIT 4(n)

                              AMENDED AND RESTATED

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 18th day of October, 2002 (the Effective Date), and amended and restated as of the 1st day of May, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and BATTERYMARCH FINANCIAL MANAGEMENT, INC., a corporation organized under the laws of the State of Maryland and having its principal place of business in Boston, MA (Batterymarch).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc. a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Batterymarch to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Batterymarch is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF BATTERYMARCH. IMCO hereby appoints Batterymarch to act as subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Batterymarch will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Batterymarch. Batterymarch accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF BATTERYMARCH.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Batterymarch, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Batterymarch shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Batterymarch anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, Batterymarch shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, Batterymarch shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Batterymarch wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Batterymarch must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, Batterymarch shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, Batterymarch will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Batterymarch shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Batterymarch with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Batterymarch with prior written notice of any material change to the Company's Registration Statement that would affect Batterymarch's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Batterymarch will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Batterymarch shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Batterymarch, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Batterymarch shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by Batterymarch, provided that Batterymarch is not negligent in the selection of such broker or brokers, or third parties.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Batterymarch shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Batterymarch an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Batterymarch determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Batterymarch's overall responsibilities with respect to the Fund and to other clients of Batterymarch as to which Batterymarch exercises investment discretion. The Board or IMCO may direct Batterymarch to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when Batterymarch deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Batterymarch, Batterymarch, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Batterymarch in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Batterymarch may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Batterymarch may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Batterymarch will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Batterymarch shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Batterymarch giving proper instructions to the custodian, Batterymarch shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, Batterymarch agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Batterymarch shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained.

     In addition, Batterymarch agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Batterymarch, except as permitted under the 1940 Act. IMCO agrees that it will provide Batterymarch with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Batterymarch that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. Batterymarch, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Batterymarch's duties under this Agreement. However, Batterymarch shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Batterymarch, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Batterymarch also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Batterymarch, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Batterymarch set forth herein. Batterymarch, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Batterymarch's duties hereunder.

     (F) COMPLIANCE MATTERS. Batterymarch, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Batterymarch also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Batterymarch will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Batterymarch agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Batterymarch may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Batterymarch will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Batterymarch's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

     IMCO agrees to instruct the Custodian to forward to Batterymarch copies of all proxies and shareholder communications relating to securities held in the Fund Account. IMCO agrees that Batterymarch will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis. Batterymarch will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account. To the extent, however, Batterymarch receives materials requiring action relating to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account, Batterymarch shall promptly forward such materials to IMCO.

3. ADVISORY FEE. IMCO shall pay to Batterymarch as compensation for Batterymarch's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Batterymarch shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4. REPRESENTATIONS AND WARRANTIES.

     (A) BATTERYMARCH. Batterymarch represents and warrants to IMCO that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by Batterymarch's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Batterymarch or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Batterymarch and when executed and delivered by Batterymarch will be a legal, valid and binding obligation of Batterymarch, enforceable against Batterymarch in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Batterymarch is registered as an investment adviser under the Advisers Act; (v) Batterymarch has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Batterymarch and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and with respect to such persons, Batterymarch shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Batterymarch is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Batterymarch will promptly notify IMCO of the occurrence of any event that would disqualify Batterymarch from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Batterymarch has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Batterymarch will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Batterymarch, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Batterymarch, in each case prior to or promptly after, such change; and (x) Batterymarch has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to Batterymarch that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Batterymarch of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5. LIABILITY AND INDEMNIFICATION.

     (A) BATTERYMARCH. Batterymarch shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Batterymarch in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Batterymarch which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Batterymarch Indemnities (as defined below) for use therein. Batterymarch shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). IMCO must obtain Batterymarch's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Batterymarch, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Batterymarch Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Batterymarch Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). Batterymarch must obtain IMCO's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

     6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Batterymarch (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Batterymarch.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Batterymarch may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Batterymarch. Batterymarch may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on Batterymarch by IMCO shall be without prejudice to the obligation of Batterymarch to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Batterymarch under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Batterymarch to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Batterymarch shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Batterymarch to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Batterymarch to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Batterymarch, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.   ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Batterymarch shall, upon reasonable notice, afford IMCO at all reasonable times access to Batterymarch's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Batterymarch to provide IMCO with access to the books and records of Batterymarch relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. Batterymarch, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Batterymarch may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (C) PRIVACY POLICY. Batterymarch acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. Batterymarch agrees that it will promptly notify IMCO in the event that Batterymarch or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction. Notwithstanding the above, Batterymarch is not obligated to notify the Company or IMCO of any routine regulatory inspection of Batterymarch except to the extent a Fund Account is involved.

     (F) INSURANCE. Batterymarch agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Batterymarch's business activities.

     (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Batterymarch, including, without limitation, a change of control of Batterymarch, Batterymarch shall bear all reasonable expenses associated with such shareholder meeting.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                 USAA Investment Management Company
                      9800 Fredericksburg Road, A-O3-W
                      San Antonio, Texas 78288
                      Facsimile No.: (210) 498-4022
                      Attention: Securities Counsel & Compliance Dept.


Batterymarch:         Batterymarch Financial Management, Inc.
                      200 Clarendon Street, 49th Floor
                      Boston, MA  02116
                      Attn:  Chief Financial Officer

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and Batterymarch have caused this Agreement to be executed as of the date first set forth above.

Attest:                                 USAA INVESTMENT MANAGEMENT
COMPANY


By:      /s/ Mark S. Howard             By:      /s/ Christopher W. Claus
         ---------------------------             ---------------------------
Name:    Mark S. Howard                 Name:    Christopher W. Claus
Title:   Secretary                      Title:   President



                                        By:      /s/ Sean E. Thomas
                                                 ---------------------------
                                        Name:    Sean E. Thomas
                                        Title:   Authorized Signatory



Attest:                                 BATTERYMARCH FINANCIAL MANAGEMENT, INC.


By:      /s/ Philip E. Channen          By:      /s/ Francis X. Tracy
         ---------------------------             ---------------------------
Name:    Philip E. Channen              Name:    Francis X. Tracy
Title:   Assistant Secretary            Title:   President

                                   SCHEDULE A



                            USAA CAPITAL GROWTH FUND

                                   SCHEDULE B

                                      FEES

            FUND ACCOUNT               RATE PER ANNUM OF THE AVERAGE DAILY NET
            ------------               ASSETS OF THE FUND ACCOUNT
                                       ---------------------------------------

USAA Capital Growth Fund               0.50%

                                  EXHIBIT 4(o)

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 12th day of July, 2003 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and Grantham, Mayo, Van Otterloo & Co. LLC, a limited liability company organized under the laws of the State of Massachusetts and having its principal place of business in Boston, Massachusetts (GMO).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain GMO to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, GMO is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF GMO. IMCO hereby appoints GMO to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. GMO will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and GMO. GMO accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF GMO.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), GMO, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. GMO shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should GMO anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         For each Fund set forth on Schedule A to this Agreement, GMO shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

         With respect to the management of each Fund Account pursuant to this Agreement, GMO shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent GMO wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, GMO must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, GMO shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, GMO will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h), as from time to time in effect, and (vi) the written instructions of IMCO. GMO shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing with respect to each Fund Account. IMCO shall be responsible for providing GMO with the Company's Articles of Incorporation, as amended and supplemented, the Company's Bylaws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide GMO with prior written notice of any material change to the Company's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect GMO's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, GMO will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, GMO shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best terms available, GMO, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), GMO shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to GMO an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if GMO determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or GMO's overall responsibilities with respect to the Fund and to other clients of GMO as to which GMO exercises investment discretion.

         On occasions when GMO deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of GMO, GMO, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by GMO in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         GMO may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, GMO may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         GMO will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. GMO shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon GMO giving proper instructions to the custodian, GMO shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, GMO agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. GMO shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, GMO agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of GMO, except as permitted under the 1940 Act. IMCO agrees that it will provide GMO with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or GMO that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. GMO, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of GMO's duties under this Agreement. However, GMO shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available will be valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by GMO for which market quotes are not readily available, GMO, at its expense, will provide such assistance to IMCO in determining the fair value of such securities as IMCO may reasonably request, including providing market price information relating to these assets of the Fund. GMO also shall provide reasonable assistance to IMCO in monitoring for "significant events" that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO promptly in the event GMO determines that a significant event has occurred.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. GMO, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of GMO set forth herein. GMO, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to GMO's duties hereunder.

         (F) COMPLIANCE MATTERS. GMO, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. GMO also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO (including promptly informing such persons as reasonably deemed necessary about compliance, trading, and pricing issues that may arise from time to time), provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. GMO will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, GMO agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, GMO may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. GMO will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with GMO's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to GMO as compensation for GMO's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If GMO shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) GMO. GMO represents and warrants to IMCO that (i) the retention of GMO by IMCO as contemplated by this Agreement is authorized by GMO's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which GMO or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of GMO and when executed and delivered by GMO will be a legal, valid and binding obligation of GMO, enforceable against GMO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) GMO is registered as an investment adviser under the Advisers Act; (v) GMO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that GMO and certain of its employees, officers, partners, and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners, and directors to furnish to IMCO all reports and information required to be provided under Rule 17j-1(c)(2) with respect to such persons; (vi) GMO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) GMO will promptly notify IMCO of the occurrence of any event that would disqualify GMO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) GMO has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) GMO will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of GMO, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of GMO, in each case prior to or promptly after, such change; and (x) GMO has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to GMO that (i) the retention of GMO by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify GMO of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) GMO. GMO shall indemnify and hold harmless the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))(collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise caused by (i) any negligence, willful misconduct, bad faith or reckless disregard of any GMO Indemnities (defined below in section 5(b)) in the performance of their duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to GMO which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by GMO Indemnities (as defined below) for use therein.

         (B) IMCO. IMCO shall indemnify and hold harmless GMO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act)(collectively, GMO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the GMO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise caused by (i) any negligence, willful misconduct, bad faith or reckless disregard by any IMCO Indemnities in the performance of their duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by GMO Indemnities to IMCO or the Company.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or GMO (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and GMO.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, GMO may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to GMO. GMO may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on GMO by IMCO shall be without prejudice to the obligation of GMO to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to GMO under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination, but only to the extent that they relate to actions of IMCO or GMO prior to such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of GMO to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and GMO shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by GMO to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of GMO to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to GMO, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. GMO shall, upon reasonable notice, afford IMCO at all reasonable times access to GMO's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate GMO to provide IMCO with access to the books and records of GMO relating to any other accounts other than the Funds or where such access is prohibited by law.

         (B) CONFIDENTIALITY. GMO, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where GMO may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         IMCO, the Company, and each of their directors, officers, employees and authorized representatives, shall treat confidentially and as proprietary information of GMO all records and information relating to GMO that GMO may furnish to IMCO and/or the Company, and will not use such records and information for any purpose other than performance of their responsibilities and duties in connection with this Agreement, except after prior notification to and approval in writing by GMO, which approval shall not be unreasonably withheld and may not be withheld where IMCO and/or the Company may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by GMO.

         (C) PRIVACY POLICY. GMO acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to GMO at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, share-holders of the Company or the public, which refer to GMO or its clients in any way, prior to use thereof and not to use such material if GMO reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from GMO with respect to 1) sales literature in which GMO is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and GMO. Sales literature may be furnished to GMO hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

         (E) NOTIFICATIONS. GMO agrees that it will promptly notify IMCO in the event that GMO or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. GMO agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of GMO's business activities.

         (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders, send an information statement to shareholders, or send a prospectus supplement to shareholders solely due to actions involving GMO, including, without limitation, a change of control of GMO, GMO shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:         USAA Investment Management Company
              9800 Fredericksburg Road, A-O3-W
              San Antonio, Texas 78288
              Facsimile No.: (210) 498-6561
              Attention: Securities Counsel

GMO:          Grantham, Mayo, Van Otterloo & Co. LLC
              40 Rowes Wharf
              Boston, MA 02110
              Facsimile No.: (617) 310-4570
              Attention: William R. Royer


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and GMO have caused this Agreement to be executed as of the date first set forth above.


Attest:                                  USAA INVESTMENT MANAGEMENT
                                          COMPANY


By:     /s/ Mark S. Howard               By:     /s/ Christopher W. Claus
        ------------------------------           -----------------------------
Name:   Mark S. Howard                   Name:   Christopher W. Claus
Title:  Secretary                        Title:  President

                                         By:     /s/ David Garrison
                                                 -----------------------------
                                         Name:   David Garrison
                                         Title:  Authorized Signatory



Attest:                                  GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


By:     /s/ Scott D. Hogan               By:     /s/ William R. Royer
        ------------------------------           -----------------------------
Name:   Scott D. Hogan                   Name:   William R. Royer
Title:  Legal Counsel                    Title:  Partner, General Counsel

                                   SCHEDULE A

INCOME STOCK FUND

                                   SCHEDULE B


                                      FEES


                                         RATE PER ANNUM OF THE AVERAGE DAILY NET
FUND ACCOUNT                              ASSETS OF THE FUND ACCOUNT
------------                             ---------------------------------------

Income Stock Fund                              0.18%



                                  EXHIBIT 4(p)

                              AMENDED AND RESTATED

                        INVESTMENT SUBADVISORY AGREEMENT

          AGREEMENT  made as of the 18th day of  October,  2002  (the  Effective
Date), and amended and restated as of the 1st day of May, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and DRESDNER RCM GLOBAL INVESTORS LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in San Francisco, California (Dresdner).

          WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

          WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

          WHEREAS, IMCO wishes to retain Dresdner to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

          WHEREAS, Dresdner is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF DRESDNER. IMCO hereby appoints Dresdner to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Dresdner will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Dresdner. Dresdner accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF DRESDNER.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Dresdner, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Dresdner shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Dresdner anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

          For each Fund set forth on Schedule A to this Agreement, Dresdner shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

          With respect to the management of each Fund Account pursuant to this Agreement, Dresdner shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Dresdner wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Dresdner must request in writing and receive advance permission from IMCO.

          In accordance with Subsection (b) of this Section 2, Dresdner shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

          In the performance of its duties, Dresdner will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the
Code), as from time to time in effect, and (vi) the written instructions of IMCO. Dresdner shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Dresdner with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Dresdner with prior written notice of any material change to the Company's Registration Statement that would affect Dresdner's management of a Fund Account.

          (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Dresdner will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Dresdner shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Dresdner, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

          Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Dresdner shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Dresdner an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Dresdner determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Dresdner's overall responsibilities with respect to the Fund and to other clients of Dresdner as to which Dresdner exercises investment discretion. The Board or IMCO may direct Dresdner to effect up to 25% of transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

          On occasions when Dresdner deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Dresdner, Dresdner, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Dresdner in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

          Dresdner may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Dresdner may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

          Dresdner will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Dresdner shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Dresdner giving proper instructions to the custodian, Dresdner shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

          Notwithstanding the foregoing, Dresdner agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Dresdner shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Dresdner agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Dresdner, except as permitted under the 1940 Act. IMCO agrees that it will provide Dresdner with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Dresdner that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

          (C) EXPENSES. Dresdner, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Dresdner's duties under this Agreement. However, Dresdner shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

          (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Dresdner, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Dresdner also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

          (E) REPORTS AND AVAILABILITY OF PERSONNEL. Dresdner, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Dresdner set forth herein. Dresdner, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Dresdner's duties hereunder.

          (F) COMPLIANCE MATTERS. Dresdner, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Dresdner also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

          (G) BOOKS AND RECORDS. Dresdner will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Dresdner agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Dresdner may maintain copies of such records to comply with its recordkeeping obligations.

          (H) PROXIES. Dresdner will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Dresdner's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Dresdner as compensation for Dresdner's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Dresdner shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) DRESDNER. Dresdner represents and warrants to IMCO that (i) the retention of Dresdner by IMCO as contemplated by this Agreement is authorized by Dresdner's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Dresdner or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Dresdner and when executed and delivered by Dresdner will be a legal, valid and binding obligation of Dresdner, enforceable against Dresdner in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Dresdner is registered as an investment adviser under the Advisers Act; (v) Dresdner has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Dresdner and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners and directors to furnish to IMCO all reports and information required to be provided under such code of ethics with respect to such persons; (vi) Dresdner is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Dresdner will promptly notify IMCO of the occurrence of any event that would disqualify Dresdner from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Dresdner has provided IMCO with a copy of its current Form ADV-Part II, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Dresdner will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Dresdner, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Dresdner, in each case prior to or promptly after, such change; and (x) Dresdner has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Dresdner that (i) the retention of Dresdner by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Dresdner of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) DRESDNER. Dresdner shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Dresdner in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Dresdner which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Dresdner Indemnities (as defined below) for use therein. Dresdner shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Dresdner, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Dresdner Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Dresdner Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Dresdner (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Dresdner.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Dresdner may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Dresdner. Dresdner may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Dresdner by IMCO shall be without prejudice to the obligation of Dresdner to complete transactions already initiated or acted upon with respect to a Fund.

          Upon termination of this Agreement, the duties of IMCO delegated to Dresdner under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Dresdner to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Dresdner shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Dresdner to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Dresdner to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Dresdner, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Dresdner shall, upon reasonable notice, afford IMCO at all reasonable times access to Dresdner's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Dresdner to provide IMCO with access to the books and records of Dresdner relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Dresdner, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Dresdner may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. IMCO agrees to maintain in strict confidence and for use only with respect to the Fund all investment advice given by Dresdner.

         (C) PRIVACY POLICY. Dresdner acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Dresdner agrees that it will promptly notify IMCO in the event that Dresdner or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Dresdner agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Dresdner's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Dresdner, including, without limitation, a change of control of Dresdner, Dresdner shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210) 498-4022
                  Attention: Securities Counsel & Compliance Dept.

Dresdner:         Dresdner RCM Global Investors LLC
                  Four Embarcadero Center, Suite 3000
                  San Francisco, California  94111
                  Facsimile No.:  (415) 954-8200
                  Attention:  Legal Services Department


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Dresdner have caused this Agreement to be executed as of the date first set forth above.


Attest:                                     USAA INVESTMENT MANAGEMENT
                                            COMPANY


By:      /s/ Mark S. Howard                 By:      /s/ Christopher W. Claus
         -------------------------                   --------------------------
Name:    Mark S. Howard                     Name:    Christopher W. Claus
Title:   Secretary                          Title:   President



                                            By:      /s/ Sean E. Thomas
                                                     --------------------------
                                            Name:    Sean E. Thomas
                                            Title:   Authorized Signatory



Attest:                                     DRESDNER RCM GLOBAL INVESTORS LLC


By:      /s/ Steven L. Wong                 By:       /s/ Pam B. Harrington
         --------------------------                   -------------------------
Name:    Steven L. Wong                     Name:     Pam B. Harrington
Title:   Assistant Director, Legal          Title:    Co-Deputy Director,
         Services                                     Client Relations

                                   SCHEDULE A


                                USAA GROWTH FUND

                                   SCHEDULE B

                                      FEES

                                       RATE PER ANNUM OF THE AVERAGE DAILY NET
                                       ASSETS OF THE FUND ACCOUNT
          FUND ACCOUNT                 ---------------------------------------
          ------------

USAA Growth Fund                                      0.20%

                                  EXHIBIT 4(q)

                              AMENDED AND RESTATED

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 18th day of October, 2002 (the Effective
Date), and amended and restated as of the 1st day of May, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and EAGLE ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Florida and having its principal place of business in St. Petersburg, Florida (Eagle).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Eagle to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Eagle is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF EAGLE. IMCO hereby appoints Eagle to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Eagle will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Eagle. Eagle accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF EAGLE.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Eagle, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Eagle shall perform its duties described herein in a manner consistent with the investment objective, policies, restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Eagle anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         For each Fund set forth on Schedule A to this Agreement, Eagle shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

         With respect to the management of each Fund Account pursuant to this Agreement, Eagle shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Eagle wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, Eagle must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Eagle shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Eagle will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Eagle shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Eagle with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Eagle with prior written notice of any material change to the Company's Registration Statement that would affect Eagle's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Eagle will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Eagle shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Eagle, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Eagle shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Eagle an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Eagle determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Eagle's overall responsibilities with respect to the Fund and to other clients of Eagle as to which Eagle exercises investment discretion. The Board or IMCO may direct Eagle to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Eagle deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Eagle, Eagle, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Eagle in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Eagle may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Eagle may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Eagle will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Eagle shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Eagle giving proper instructions to the custodian, Eagle shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Eagle agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Eagle shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Eagle agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Eagle, except as permitted under the 1940 Act. IMCO agrees that it will provide Eagle with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Eagle that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Eagle, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Eagle's duties under this Agreement. However, Eagle shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Eagle, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Eagle also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Eagle, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Eagle set forth herein. Eagle, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Eagle's duties hereunder.

         (F) COMPLIANCE MATTERS. Eagle, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Eagle also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Eagle will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Eagle agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, Eagle may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Eagle will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Eagle's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Eagle as compensation for Eagle's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Eagle shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) EAGLE. Eagle represents and warrants to IMCO that (i) the retention of Eagle by IMCO as contemplated by this Agreement is authorized by Eagle's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Eagle or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Eagle and when executed and delivered by Eagle will be a legal, valid and binding obligation of Eagle, enforceable against Eagle in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Eagle is registered as an investment adviser under the Advisers Act; (v) Eagle has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Eagle and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, and with respect to such persons, Eagle shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2);
(vi) Eagle is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Eagle will promptly notify IMCO of the occurrence of any event that would disqualify Eagle from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Eagle has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Eagle will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Eagle, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Eagle, in each case prior to or promptly after, such change; and (x) Eagle has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Eagle that (i) the retention of Eagle by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Eagle of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) EAGLE. Eagle shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Eagle in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Eagle which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Eagle Indemnities (as defined below) for use therein. Eagle shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). However, Eagle shall have no liability to a Fund or its shareholders for damages or losses connected with or arising out of services rendered under this Agreement, unless such damages or losses result from Eagle's negligence, willful misconduct, bad faith or reckless disregard of its duties and obligations.

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Eagle, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Eagle Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Eagle Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or Eagle (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Eagle.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Eagle may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Eagle. Eagle may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Eagle by IMCO shall be without prejudice to the obligation of Eagle to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to Eagle under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a) and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Eagle to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Eagle shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Eagle to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Eagle to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Eagle, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Eagle shall, upon reasonable notice, afford IMCO at all reasonable times access to Eagle's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Eagle to provide IMCO with access to the books and records of Eagle relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Eagle, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Eagle may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Eagle acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Eagle agrees that it will promptly notify IMCO in the event that Eagle or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Eagle agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Eagle's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Eagle, including, without limitation, a change of control of Eagle, Eagle shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210) 498-4022
                  Attention: Securities Counsel & Compliance Dept.

Eagle:            Eagle Asset Management, Inc.
                  880 Carillon Parkway
                  St. Petersburg, FL  33716
                  Facsimile No.:  (727) 573-8020
                  Attention: Executive Vice President, Sales and Marketing


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Eagle have caused this Agreement to be executed as of the date first set forth above.


Attest:                                  USAA INVESTMENT MANAGEMENT
                                         COMPANY


By:      /s/ Mark S. Howard              By:      /s/ Christopher W. Claus
         --------------------------               ---------------------------
Name:    Mark S. Howard                  Name:    Christopher W. Claus
Title:   Secretary                       Title:   President



                                         By:      /s/ Sean E. Thomas
                                                  ---------------------------
                                         Name:    Sean E. Thomas
                                         Title:   Authorized Signatory




Attest:                                  EAGLE ASSET MANAGEMENT, INC.


By:      /s/ Stephen W. Faber            By:      /s/ Stephen G. Hill
         --------------------------               ---------------------------
Name:    Stephen W. Faber                Name:    Stephen G. Hill
Title:   Secretary                       Title:   President

                                   SCHEDULE A

                            USAA SMALL CAP STOCK FUND

                                   SCHEDULE B

                                      FEES

                                         RATE PER ANNUM OF THE AVERAGE DAILY NET
             FUND ACCOUNT                ASSETS OF THE FUND ACCOUNT
             ------------                ---------------------------------------

USAA Small Cap Stock Fund                0.56% -- First $100 million

                                         0.45% -- Amounts above $100 million

                                 EXHIBIT 4(r)

                              AMENDED AND RESTATED

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 18th day of October, 2002 (the Effective
Date), and amended and restated as of the 1st day of May, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and MARSICO CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in Denver, Colorado (Marsico).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Marsico to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Marsico is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF MARSICO. IMCO hereby appoints Marsico to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Marsico will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Marsico. Marsico accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF MARSICO.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Marsico, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Marsico shall perform its duties described herein in a manner consistent with the investment objectives, policies, and restrictions set forth in the then-current prospectus and statement of additional information (SAI) for each Fund. Should Marsico anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         For each Fund set forth on Schedule A to this Agreement, Marsico shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

         With respect to the management of each Fund Account pursuant to this Agreement, Marsico shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Marsico wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Marsico must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Marsico shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Marsico will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Marsico shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Marsico with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Marsico with prior written notice of any material change to the Company's Registration Statement that would affect Marsico's management of a Fund Account.

         No statement in this Agreement or any other document constitutes a representation by Marsico regarding the rate of growth or return of a Fund Account. Neither Marsico nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by any Fund Account, or that any Fund Account will perform comparably with any standard or index, including the performance achieved for other clients of Marsico.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Marsico will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Marsico shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the most favorable price and execution available, Marsico, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Marsico shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage or research services to Marsico an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Marsico determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular transaction or Marsico's overall responsibilities with respect to the Fund and to other clients of Marsico as to which Marsico exercises investment discretion. The Board or IMCO may direct Marsico to effect up to 25% of all transactions in portfolio securities for a Fund Account through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment. Marsico will treat such a direction as a decision by the Board or IMCO to retain, to the extent of the direction, the discretion that Marsico otherwise would exercise to select broker-dealers and negotiate commissions for the Fund Account.

         On occasions when Marsico deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Marsico, Marsico, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Marsico in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Marsico may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Marsico may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Marsico will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Marsico shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Marsico giving proper instructions to the custodian, Marsico shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Marsico agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Upon receipt of a list of such securities or broker-dealers, Marsico shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Marsico agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Marsico, except as permitted under the 1940 Act. IMCO agrees that it will provide Marsico with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Marsico that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         IMCO and the Trust hereby approve Marsico's placement of orders for the purchase or sale of securities for a Fund Account with Banc of America Securities LLC ("BAS") (a broker-dealer that is an affiliated person of Marsico through their common ownership by Bank of America Corporation), or any other affiliated broker-dealer, to the extent permitted by the 1940 Act and other law. BAS or another affiliated broker-dealer will not deal as principal for its own account in such transactions, but will act as agent for other persons including the Fund Account. IMCO and the Trust are aware that the affiliation between Marsico and an affiliated broker-dealer (such as BAS) could give Marsico or its parent, Bank of America Corporation, an indirect interest in brokerage commissions received by the affiliated broker-dealer, which could create a potential conflict of interest when Marsico considers whether to use an affiliated broker-dealer. Marsico generally will use an affiliated broker-dealer for a Fund Account only when it believes that this is in the Fund Account's best interests because the affiliated broker-dealer is expected to provide best execution.

         IMCO and the Trust hereby authorize Marsico and any affiliated broker-dealer (including BAS) to effect agency cross transactions, in which the affiliated broker-dealer acts as broker for parties on both sides of the transaction, for any Fund Account, to the extent permitted by the 1940 Act and other law. IMCO and the Trust acknowledge that Marsico's affiliated broker-dealer will generally receive compensation from the other party to such transactions (the amount of which may vary), and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities, because the affiliated broker-dealer acts for and receives commissions from both parties, while Marsico advise the Fund Account to enter into the trade. IMCO and the Trust may at any time revoke their consent to the execution of future agency cross trades for a Fund account by giving written notice to Marsico or the affiliated broker-dealer.

         (C) EXPENSES. Marsico, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Marsico's duties under this Agreement. However, Marsico shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Marsico, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities. Marsico also shall make reasonable efforts to monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Marsico, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Marsico set forth herein. Marsico, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Marsico's duties hereunder.

         (F) COMPLIANCE MATTERS. Marsico, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Marsico also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Marsico will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Marsico agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Marsico may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Marsico will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Marsico's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Marsico as compensation for Marsico's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Marsico shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) MARSICO. Marsico represents and warrants to IMCO that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by Marsico's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Marsico or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Marsico and when executed and delivered by Marsico will be a legal, valid and binding obligation of Marsico, enforceable against Marsico in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Marsico is registered as an investment adviser under the Advisers Act; (v) Marsico has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Marsico and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners and directors to furnish to IMCO information that IMCO reasonably requests concerning such code of ethics; (vi) Marsico is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Marsico will promptly notify IMCO of the occurrence of any event that would disqualify Marsico from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Marsico has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Marsico will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Marsico, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Marsico, in each case prior to or promptly after, such change; and (x) Marsico has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Marsico that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Marsico of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) MARSICO. Marsico shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Marsico in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Marsico which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made primarily in reliance upon information furnished to IMCO or the Company by Marsico Indemnitees (as defined below) for use therein. Marsico shall indemnify and hold harmless the IMCO Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Marsico, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section
15 of the 1933 Act) (collectively, Marsico Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made primarily in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Marsico Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or Marsico (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Marsico.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board, or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Marsico may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Marsico. Marsico may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Marsico by IMCO shall be without prejudice to the obligation of Marsico to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to Marsico under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a) and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Marsico to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Marsico shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Marsico to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Marsico to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Marsico, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Marsico shall, upon reasonable notice, afford IMCO at all reasonable times access to Marsico's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Marsico to provide IMCO with access to the books and records of Marsico relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Marsico, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Marsico may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Marsico acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Marsico may disclose nonpublic customer information to broker-dealers, custodians, and other third parties to the extent necessary or appropriate to perform its duties under this Agreement.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law (as in the case of registration statements and other documents that are required to be publicly filed); provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. Marsico also may disclose non-confidential information about its service as sub-adviser to the Trust to other clients or potential clients after the information has been disclosed in publicly filed documents.

         (E) NOTIFICATIONS. Marsico agrees that it will promptly notify IMCO in the event that Marsico or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Marsico agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Marsico's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions initiated solely by Marsico, including, without limitation, a change of control of Marsico, Marsico shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210) 498-4022
                  Attention: Securities Counsel & Compliance Dept.

Marsico:          1200 Seventeenth Street
                  Suite 1300
                  Denver, Colorado 80202
                  Fax: (303) 454-5678
                  Attention:  Legal/Compliance Dept. and Client Services Dept.


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.


         IN WITNESS WHEREOF, IMCO and Marsico have caused this Agreement to be executed as of the date first set forth above.

Attest:                                 USAA INVESTMENT MANAGEMENT
                                        COMPANY


By:     /s/ Mark S. Howard              By:     /s/ Christopher W. Claus
        -------------------------               ---------------------------
Name:   Mark S. Howard                  Name:   Christopher W. Claus
Title:  Secretary                       Title:  President



                                        By:     /s/ Sean E. Thomas
                                                ---------------------------
                                        Name:   Sean E. Thomas
                                        Title:  Authorized Signatory



Attest:                                 MARSICO CAPITAL MANAGEMENT, LLC


By:     /s/ Thomas M. Kerwin            By:     /s/ Christopher J. Marscio
        --------------------------              ----------------------------
Name:   Thomas M. Kerwin                Name:   Christopher J. Marsico
Title:  Vice President                  Title:  President
        and General Counsel

                                   SCHEDULE A


                           USAA AGGRESSIVE GROWTH FUND

                          USAA FIRST START GROWTH FUND

                                USAA GROWTH FUND

                                   SCHEDULE B

                                      FEES

                                        RATE PER ANNUM OF THE AVERAGE DAILY NET
                                        ASSETS OF THE FUND ACCOUNT
           FUND ACCOUNT                 ---------------------------------------
           ------------

USAA Aggressive Growth Fund                            0.20%

USAA First Start Growth Fund                           0.20%

USAA Growth Fund                                       0.20%

                                 EXHIBIT 4 (s)

                              AMENDED AND RESTATED

                        INVESTMENT SUBADVISORY AGREEMENT

          AGREEMENT  made as of the 18th day of  October,  2002  (the  Effective
Date), and amended and restated as of the 1st day of May, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management).

          WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

          WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

          WHEREAS, IMCO wishes to retain Wellington Management to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

          WHEREAS, Wellington Management is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF WELLINGTON MANAGEMENT. IMCO hereby appoints Wellington Management to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Wellington Management will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Wellington Management. Wellington Management accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF WELLINGTON MANAGEMENT.

          (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Wellington Management, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of

Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Wellington Management shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Wellington Management anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

          For each Fund set forth on Schedule A to this Agreement, Wellington Management shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

          With respect to the management of each Fund Account pursuant to this Agreement, Wellington Management shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Wellington Management wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, Wellington Management must request in writing and receive advance permission from IMCO.

          In accordance with Subsection (b) of this Section 2, Wellington Management shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

          In the performance of its duties, Wellington Management will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Wellington Management shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Wellington Management with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Wellington Management with prior written notice of any material change to the Company's Registration Statement that would affect Wellington Management's management of a Fund Account.

          (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Wellington Management will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Wellington Management shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Wellington Management, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

          Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Wellington Management shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Wellington Management an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Wellington Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Wellington Management's overall responsibilities with respect to the Fund and to other clients of Wellington Management as to which Wellington Management exercises investment discretion. The Board or IMCO may direct Wellington Management to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

          On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Wellington Management, Wellington Management, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

          Wellington Management may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Wellington Management may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

          Wellington Management will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Wellington Management shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Wellington Management giving proper instructions to the custodian, Wellington Management shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

          Notwithstanding the foregoing, Wellington Management agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Wellington Management shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Wellington Management agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Wellington Management, except as permitted under the 1940 Act. IMCO agrees that it will provide Wellington Management with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Wellington Management that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

          (C) EXPENSES. Wellington Management, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this
Agreement  and  administrative  facilities,   including  bookkeeping,   and  all
equipment and services necessary for the efficient conduct of Wellington Management's duties under this Agreement. However, Wellington Management shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

          (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by Wellington Management for which market quotes are not readily available, Wellington Management, at its expense and in accordance with procedures and methods established by the

Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Wellington Management also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

          (E) REPORTS AND AVAILABILITY OF PERSONNEL. Wellington Management, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Wellington Management set forth herein. Wellington Management, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Wellington Management's duties hereunder.

          (F) COMPLIANCE MATTERS. Wellington Management, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Wellington Management also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

          (G) BOOKS AND RECORDS. Wellington Management will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Wellington Management agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Wellington Management may maintain copies of such records to comply with its recordkeeping obligations.

          (H) PROXIES. Wellington Management will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Wellington Management's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Wellington Management as compensation for Wellington Management's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Wellington Management shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) WELLINGTON MANAGEMENT. Wellington Management represents and warrants to IMCO that (i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by Wellington Management's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Wellington Management or its property is bound, whether arising by contract, operation of law or otherwise;
(iii) this Agreement has been duly authorized by appropriate action of Wellington Management and when executed and delivered by Wellington Management will be a legal, valid and binding obligation of Wellington Management, enforceable against Wellington Management in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Wellington Management is registered as an investment adviser under the Advisers Act; (v) Wellington Management has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Wellington Management and certain of its employees, officers and partners are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Wellington Management shall furnish to IMCO all reports and information provided under Rule 17j(c)(2); (vi) Wellington Management is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Wellington Management will promptly notify IMCO of the occurrence of any event that would disqualify Wellington Management from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Wellington Management has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Wellington Management will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Wellington Management, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Wellington Management, in each case prior to or promptly after, such change; and (x) Wellington Management has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

          (B) IMCO. IMCO  represents and warrants to Wellington  Management that
(i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Wellington Management of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

          (A) WELLINGTON MANAGEMENT. Wellington Management shall indemnify and hold harmless the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))
(collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard of Wellington Management in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Wellington Management which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company by Wellington Management Indemnities (as defined below) for use therein.

          (B) IMCO. IMCO shall indemnify and hold harmless the Wellington Management, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933) (collectively, Wellington Management Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Wellington Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by Wellington Indemnities to IMCO or the Trust.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

          (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or Wellington Management (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' nor less than 10 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Wellington Management.

          (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Wellington Management may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

          (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Wellington Management. Wellington Management may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

          (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

          (e) Any notice of termination served on Wellington Management by IMCO shall be without prejudice to the obligation of Wellington Management to complete transactions already initiated or acted upon with respect to a Fund.

          Upon termination of this Agreement, the duties of IMCO delegated to Wellington Management under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a) and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Wellington Management to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Wellington Management shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Wellington Management to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Wellington Management to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Wellington Management, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.       ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Wellington Management shall, upon reasonable notice, afford IMCO at all reasonable times access to Wellington Management's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Wellington Management to provide IMCO with access to the books and records of Wellington Management relating to any other accounts other than the Funds or where such access is prohibited by law.

         (B) CONFIDENTIALITY. Wellington Management, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Wellington Management may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Wellington Management acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to Wellington Management at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Trust or the public, which refer to Wellington Management or its clients in any way, prior to use thereof and not to use such material if Wellington Management reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from Wellington Management with respect to 1) sales literature in which Wellington Management is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and Wellington Management. Sales literature may be furnished to Wellington Management hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

          E) NOTIFICATIONS. Wellington Management agrees that it will promptly notify IMCO in the event that Wellington Management or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Wellington Management agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Wellington Management's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Wellington Management, including, without limitation, a change of control of Wellington Management, Wellington Management shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

Wellington Management:     Wellington Management Company, LLP
                           75 State Street
                           Boston, Massachusetts  02109
                           Facsimile No.: (617) 790-7760
                           Attention: Legal Department

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.  The  captions  in  this   Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Wellington Management have caused this Agreement to be executed as of the date first set forth above.

Attest:                                    USAA INVESTMENT MANAGEMENT
                                           COMPANY


By:       /s/ Mark S. Howard               By:      /s/ Christopher W. Claus
         -----------------------                    --------------------------
Name:    Mark S. Howard                    Name:    Christopher W. Claus
Title:   Secretary                         Title:   President



                                           By:      /s/ Sean E. Thomas
                                                    --------------------------
                                           Name:    Sean E. Thomas
                                           Title:   Authorized Signatory



Attest:                                    WELLINGTON MANAGEMENT COMPANY, LLP


By:      /s/ John E. Bruno                 By:      /s/ Perry M. Traquina
         ------------------------                   --------------------------
Name:    John E. Bruno                     Name:    Perry M. Traquina
Title:   Vice President and Counsel        Title:   President

                                   SCHEDULE A

                            USAA GROWTH & INCOME FUND

                         USAA SCIENCE & TECHNOLOGY FUND

                                   SCHEDULE B


                                      FEES

                                         RATE PER ANNUM OF THE AVERAGE DAILY NET
             FUND ACCOUNT                ASSETS OF THE FUND ACCOUNT
             ------------                ---------------------------------------

USAA Growth & Income Fund                0.20%

USAA Science & Technology Fund           0.45%  - First $100 million

                                         0.35%  - Amounts above $100 million

                                  EXHIBIT 4(t)

                              AMENDED AND RESTATED

                        INVESTMENT SUBADVISORY AGREEMENT


         AGREEMENT made as of the 18th day of October, 2002 (the Effective
Date), and amended and restated as of the 1st day of May, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WESTWOOD MANAGEMENT CORPORATION, a corporation organized under the laws of the State of New York and having its principal place of business in Dallas, Texas (Westwood).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc. a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Westwood to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Westwood is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF WESTWOOD. IMCO hereby appoints Westwood to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Westwood will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Westwood. Westwood accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF WESTWOOD.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Westwood, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Westwood shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Westwood anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         For each Fund set forth on Schedule A to this Agreement, Westwood shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

         With respect to the management of each Fund Account pursuant to this Agreement, Westwood shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Westwood wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Westwood must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Westwood shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Westwood will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Westwood shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Westwood with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Westwood with prior written notice of any material change to the Company's Registration Statement that would affect Westwood's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Westwood will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Westwood shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Westwood, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Westwood shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Westwood an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Westwood determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Westwood's overall responsibilities with respect to the Fund and to other clients of Westwood as to which Westwood exercises investment discretion. The Board or IMCO may direct Westwood to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Westwood deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Westwood, Westwood, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Westwood in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Westwood may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Westwood may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Westwood will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Westwood shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Westwood giving proper instructions to the custodian, Westwood shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Westwood agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Westwood shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Westwood agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Westwood, except as permitted under the 1940 Act. IMCO agrees that it will provide Westwood with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Westwood that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Westwood, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Westwood's duties under this Agreement. However, Westwood shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Westwood, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Westwood also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Westwood, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Westwood set forth herein. Westwood, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Westwood's duties hereunder.

         (F) COMPLIANCE MATTERS. Westwood, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Westwood also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Westwood will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Westwood agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Westwood may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Westwood will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Westwood's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Westwood as compensation for Westwood's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Westwood shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) WESTWOOD. Westwood represents and warrants to IMCO that (i) the retention of Westwood by IMCO as contemplated by this Agreement is authorized by Westwood's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Westwood or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Westwood and when executed and delivered by Westwood will be a legal, valid and binding obligation of Westwood, enforceable against Westwood in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Westwood is registered as an investment adviser under the Advisers Act; (v) Westwood has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Westwood and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Westwood shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Westwood is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Westwood will promptly notify IMCO of the occurrence of any event that would disqualify Westwood from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;
(viii) Westwood has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Westwood will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Westwood, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Westwood, in each case prior to or promptly after, such change; and (x) Westwood has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Westwood that (i) the retention of Westwood by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Westwood of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) WESTWOOD. Westwood shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Westwood in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Westwood which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Westwood Indemnities (as defined below) for use therein. Westwood shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Westwood, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Westwood Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Westwood Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Westwood (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Westwood.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Westwood may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Westwood. Westwood may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Westwood by IMCO shall be without prejudice to the obligation of Westwood to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to Westwood under this Agreement automatically shall revert to IMCO.
Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Westwood to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Westwood shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Westwood to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Westwood to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Westwood, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Westwood shall, upon reasonable notice, afford IMCO at all reasonable times access to Westwood's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Westwood to provide IMCO with access to the books and records of Westwood relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Westwood, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Westwood may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Westwood acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Westwood agrees that it will promptly notify IMCO in the event that Westwood or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Westwood agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Westwood's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Westwood, including, without limitation, a change of control of Westwood, Westwood shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210)  691-9103
                  Attention: Securities Counsel & Compliance Dept.

Westwood:         Westwood Management Corp.
                  300 Crescent Court, Suite 1300
                  Dallas, Texas  75201
                  Facsimile No.: (214) 756-6979
                  Attention:  Brian Casey, Executive Vice President

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Westwood have caused this Agreement to be executed as of the date first set forth above.

Attest:                              USAA INVESTMENT MANAGEMENT
                                     COMPANY


By:      /s/ Mark S. Howard          By:     /s/ Christopher W. Claus
         -------------------------           -----------------------------
Name:    Mark S. Howard              Name:   Christopher W. Claus
Title:   Secretary                   Title:  President



                                     By:     /s/ Sean E. Thomas
                                             -----------------------------
                                     Name:   Sean E. Thomas
                                     Title:  Authorized Signatory



Attest:                              WESTWOOD MANAGEMENT CORPORATION


By:      /s/ Sylvia L. Fry           By:     /s/ Brian O. Casey
         -------------------------           -----------------------------
Name:    Sylvia L. Fry               Name:   Brian O. Casey
Title:   Vice President -            Title:  President & COO
         Operations & Compliance

                                   SCHEDULE A



                                USAA VALUE FUND

                                   SCHEDULE B1

                                      FEES


             FUND ACCOUNT              RATE PER ANNUM OF THE AVERAGE DAILY NET
             ------------              ASSETS OF THE FUND ACCOUNT
                                       ---------------------------------------

USAA Value Fund                        0.20% - for the first $250 million of the
                                               Fund Account

                                       0.18% - for the portion of the Fund
                                               Account in excess of $250 million



-------------------
1 USAA and Westwood agree that each of them will treat as confidential all facts, circumstances, and information relating to the fee schedule herein ("Confidential Information") and that they will not disclose this Information to any third parties except (i) to their legal advisors, (ii) with the prior written consent of the other party, (iii) as required by law, (iv) as necessary to gain or retain regulatory approvals, or (v) if such information is in the public domain.


SCHEDULES AMENDED JULY 12, 2003